EXHIBIT B
                             STOCK OPTION AGREEMENT


         Consolidated Technology Group Ltd., a New York corporation (the "Company"), hereby grants to Richard Young ("Optionee") certain options, as more particularly described in Schedule A which is attached hereto and incorporated herein by reference, which are exercisable to purchase that number of shares of the Company's common stock ("Stock") as set forth in Schedule A. Unless express reference is made to the type of option, any Incentive Stock Option ("ISO") and/or Nonqualified Stock Option ("NQSO") granted are herein referred to as "Options" (the option to purchase any one share of Stock, hereinafter referred to as an "Option"). The Options granted hereunder are subject to all of the terms, conditions and limitations of the 1999 Long-Term Incentive Plan, which is incorporated herein by reference and the terms and conditions of this Stock Option Agreement ("Agreement"). Unless otherwise indicated herein, defined terms in this Agreement shall have the meaning indicated in the Plan.

         1. Option Price. The Option price for each share of stock subject to an ISO or NQSO granted hereunder is specified in Schedule A.

         2. Description of Options. The Optionee is granted an ISO and/or a NQSO to purchase the number of shares of Stock of the Company as set forth in Schedule A. This 250,000 Option Award shall not be adjusted in terms the number of shares issuable upon exercise in the event of a reverse stock split of up to 1 for 30 effected within one year of the date hereof, but the exercise price will be adjusted.

         3. Exercise of Options.

                  A. Schedule of Rights to Exercise. The Options shall vest and become exercisable when, as and after the date that the Company's market capitalization (the total number of outstanding shares of common stock and common stock equivalents, i.e., debt and preferred stock convertible into common stock, computed on an as converted basis, multiplied by the transaction price reported by a stock exchange, an automated quotation system such as the Nasdaq Stock Market or the OTC Bulletin Board, or a market maker) first equals or exceeds $25,000,000; and the Options shall have such other terms and conditions as set forth in the Stock Option Agreement attached hereto as Exhibit B. to the extent that the Options become exercisable, they shall be called "Vested Options."

                  B. Continuous Employment. Except as set forth below, the Optionee may exercise the Vested Options granted hereunder only during the period the Optionee is an employee of the Company. Except in the event of a termination for Good Reason, all vesting shall cease and no further Options shall become Vested Options after the Optionee ceases employment with the Company.

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                  Upon the Optionee's termination of employment with the
Company, without "Good Reason," as that term is defined in the Employee's employment agreement with the Company, all of the Options that have not then become Vested Options shall expire. Following Optionee's termination of employment with the Company, Vested Options may be exercised only during the following time periods. If Optionee's employment terminates on account of a disability (as defined in the Plan), the Vested Options may be exercised for a period of twelve (12) months following such termination and thereafter shall expire. If Optionee's employment terminates on account of death, the Vested Options may be exercised for a period of six (6) months following such termination and thereafter shall expire. If the Optionee's employment terminates for any other reason, the Vested Options may be exercised for a period of three
(3) months following such termination and thereafter shall expire. Notwithstanding the exercise periods set forth above, all Options, which have not already expired, shall expire on the Expiration Date as set forth in Schedule A. Once exercised, a Vested Option shall be canceled and no longer available for exercise.

                  Bona fide leaves of absence, military leave, and sick leave shall not for this purpose be considered a termination of employment if the Optionee is placed on such leave by the Company.

                  C. Method of Exercise. Vested Options may be exercised, in whole or in part , by the Optionee providing the Company a written notice which shall:

                           (1) state the election to exercise all or part of the
Vested Options granted hereunder, identify the number of Vested Option(s) being exercised, the legal name of the Optionee in whose name the stock certificate or certificates for such shares of Stock is to be registered, and his address and Social Security Number;

                           (2) contain such representations and agreements as to
the Optionee's investment intent with respect to such shares of Stock as may be satisfactory to the Committee and it's counsel;

                           (3) be signed by the Optionee entitled to exercise
such Options; and

                           (4) be in writing and delivered in person or by
certified mail to the Secretary of the Company at the Company's executive offices.

                  D. Payment. Payment of the Option exercise price for shares of Stock acquired upon exercise of an Option shall be in the manner provided in
Section 8 of the Plan. Unless otherwise stated in the written exercise notice to the Company, the certificate or certificates for shares of the Stock acquired upon the exercise of Options granted hereunder shall be registered in the name of the person exercising such Options. A partial exercise of the Vested Options granted hereunder does not waive an Optionee's right to a later exercise of some or all of the remaining Vested Options.

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                  E. Compliance with Law. The obligation of the Company to issue shares of Stock pursuant to the exercise of Options shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any of the provisions hereof, the Optionee hereby agrees that the Optionee will not exercise the Options, and that the Company will be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to the exercise of any Option unless such exercise, offer or sale shall be properly registered pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) (the "Securities Act") with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. Any determination in this connection by the Company shall be final, binding and conclusive. The Company shall register the offer or sale of shares of Stock underlying any Option pursuant to the Securities Act within six months of the date hereof. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of the Options or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority. If the shares of Stock offered for sale or sold under any Option are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and any legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         The Company is relieved from any liability for the non-issuance or non-transfer or any delay in issuance or transfer of any shares of Stock subject to Options which results from the inability of the Company to obtain or in any delay in obtaining from any regulatory body having jurisdiction all requisite authority to issue or transfer shares of Stock of the Company either upon exercise of the Options or shares of Stock issued as a result of such exercise if counsel for the Company deems such authority necessary for lawful issuance or transfer of any such shares.

         4. Non-Transferability of Options. The Options granted hereunder may not be transferred in any manner otherwise than by will or the laws of descent and distribution and (other than in the event of the Optionee's death or incapacity) may be exercised during the lifetime of the Optionee only by him/her. The terms of the Options granted hereunder shall be binding upon the executors, administrators, heirs and successors of the Optionee.

         5. Term of Option. The Options granted shall terminate on the Expiration Date as set forth on Schedule A and may be exercised only in accordance with the Plan, the terms of this Agreement and any and all applicable Securities Laws and Regulations.

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         6. Estoppel Provision: Additional Provisions.

                  (A) Optionee shall not have any rights to dividends or any other rights of a shareholder with respect to any shares of Stock subject to the Options until such shares have been issued to him (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) upon the purchase of such shares following exercise.

                  (B) The Company shall not be liable or bound in any manner by any oral or written statement, representation, or other information pertaining to the Stock, the Company or any affiliate of the Company unless the same are specifically set forth herein. The Optionee's acceptance hereof represents his agreement and acknowledgment that the Company has not made and is not making any representation or warranty either express or implied, concerning the Stock or any matter or thing relating to or affecting the Company or any of its affiliates except as specifically set forth in this Agreement.

                  (C) Optionee specifically acknowledges his understanding that sales or other dispositions of any shares of Stock made in reliance upon Rule 144 under the Securities Act of 1993, as amended (the "Act") can be made only in limited amounts in accordance with the terms and conditions of such Rule.

                  (D) To the extent that any of the Options are ISO's, the Optionee agrees to notify the Company in writing, within 30 days of any disposition (whether by sale exchange, gift or otherwise) of shares of Stock pursuant to such ISO's purchased under this Agreement, within two (2) years from the Grant Date, as set forth on Schedule A, or within one year of the transfer of such shares of Stock to the Employee upon exercise of a Vested Option.

         7. Plan. This Agreement is subject to the terms and conditions of the Plan, a copy of which is attached hereto and incorporated by reference herein. In the event of a conflict or inconsistency between discretionary terms and provisions of the Plan and the express provisions of this Agreement, this Agreement shall govern and control. In all other instances of conflicts or inconsistencies or omissions, the terms and provisions of the Plan shall govern and control. The Committee shall have sole authority, in its absolute discretion, to construe and interpret this Agreement and to make all other determinations it deems necessary or advisable for the administration of this Agreement.


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CONSOLIDATED TECHNOLOGY GROUP LTD.

ATTEST:



CHAIRMAN, EXECUTIVE COMPENSATION COMMITTEE





         OPTIONEE                                                      DATE


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         Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he is familiar with the terms and provisions thereof, and hereby accept this Option subject to all the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.



DATE:__________________



                                                              OPTIONEE


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                                   SCHEDULE A



Richard Young                                                  April 21, 1999
 (Optionee)                                                    (Grant date)

                                                               April 21, 2004
                                                               (Expiration Date)

Incentive Stock Option ("ISO")


         Number of shares subject ISO                          0_____


         Option price for each share                           $_____N/A_____
         subject to an ISO  $


Non-qualified Stock Option ("NQSO")


         Number of shares subject NQSO 250,000 (subject to anti-dilution protection in the event that the Company effects a reverse stock split of up to 1 for 30, such that the number of shares will not be reduced)

         Option price for each share subject to a NQSO $0.14 (subject to adjustment in the event that the Company effects a reverse stock split)


TOTAL NUMBER OF SHARES SUBJECT TO OPTIONS               250,000



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